Company Update Second Quarter 2020 August 3, 2020

Safe Harbor Statement This presentation contains what the company believes are forward-looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the company may have limited or no control. Information on certain of these risk factors and additional information on forward-looking statements are included in the company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended June 30, 2020 Financial Performance Highlights (millions USD, except EPS) Change from Prior Net Sales by Segment Q2 2020 Q2 2019 Year Americas Tire $ 426 $ 582 (26.9%) International Tire 101 139 (27.1%) Eliminations (30) (42) (27.6%) Total Company $ 496 $ 679 (26.9%) Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 22 5.1 $ 47 8.0 $ (25) International Tire 1 1.4 (1) (0.9) 3 Unallocated Corporate Charges (18) (13) (5) Eliminations 1 (1) 1 Total Company $ 5 1.1 $ 32 4.7 $ (26) (Loss) earnings per share, diluted $ (0.12) $ 0.18 $ (0.30) Cash and cash equivalents $ 541 $ 112 $ 430 Amounts are unaudited and may not add due to rounding. 4

Six Months Ended June 30, 2020 Financial Performance Highlights (millions USD, except EPS) Six Months Ended Six Months Ended Change from Net Sales by Segment June 30, 2020 June 30, 2019 Prior Year Americas Tire $ 883 $ 1,097 (19.6%) International Tire 203 282 (28.0%) Eliminations (58) (81) (28.7%) Total Company $ 1,028 $ 1,298 (20.8%) Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 32 3.7 $ 86 7.8 $ (53) International Tire (9) (4.3) (3) (0.9) (6) Unallocated Corporate Charges (25) (24) (2) Eliminations 1 (1) 2 Total Company $ (1) (0.1) $ 58 4.5 $ (59) (Loss) earnings per share, diluted $ (0.35) $ 0.31 $ (0.67) Cash and cash equivalents $ 541 $ 112 $ 430 Amounts are unaudited and may not add due to rounding. 5

Operating Results Walk Total Company Q2 2019 to Q2 2020 ($ millions) $(26) $100 7 15 30 $50 32 (44) $45 5 Net Price/Mix vs. 4 Raw Materials $0 (39) SG&A Other Volume Price/Mix Raw Materials Manufacturing 2019 Operating Profit 2020 Operating Loss Amounts are unaudited and may not add due to rounding. 6

Operating Results Walk Americas Tire Operations Q2 2019 to Q2 2020 ($ millions) $(25) $100 6 18 25 $50 47 (41) 22 $43 4 Net Price/Mix vs. Raw Materials (37) $0 SG&A Other Volume Price/Mix Raw Materials Manufacturing 2019 Operating Profit 2020 Operating Profit Amounts are unaudited and may not add due to rounding. 7

Operating Results Walk International Tire Operations ($ millions) Q2 2019 to Q2 2020 $3 2 $5 5 4 (2) 1 (2) (1) $0 (4) (1) $1 Net Price/Mix vs. Raw Materials SG&A Other Volume Price/Mix Raw Materials Restructuring* Manufacturing 2019 Operating Loss 2020 Operating Profit Amounts are unaudited and may not add due to rounding. * Q2 2019 includes restructuring costs of $2 million related to Cooper Tire Europe's decision to cease light vehicle tire production at its UK facility. 8

CTB Raw Material Price Index North America



300
250
200
150
100
50
0
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
1Q16
1Q17
1Q18
1Q19
1Q20
Q2 2020 Average = 137.4

Q3 2020 is an estimate

COOPERTIRES

9

Non-GAAP Measures Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). The company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the company’s GAAP and non-GAAP financial results were posted, by incorporation within this presentation, on the company’s Investor Relations website at http://coopertire.com/investors.aspx on the day the company’s operating and financial results were announced for the quarter ended June 30, 2020 and management presented certain non-GAAP financial measures during a conference call with analysts and investors. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the company’s earnings releases and annual and quarterly SEC filings. 10

Non-GAAP Measures Return on Invested Capital (ROIC) The company is using non-GAAP financial measures in this document because it considers them to be important supplemental measures of the company’s performance. The company believes ROIC provides additional insight for analysts and investors in evaluating the company’s financial and operating performance. The company defines ROIC as the trailing four quarters’ after tax operating profit, utilizing the company’s adjusted effective tax rate, divided by the total invested capital, which is the average of ending debt and equity for the last five quarters. The company believes ROIC is a useful measure of how effectively the company uses capital to generate profits. Calculation of Return on Invested Capital for July 1, 2019 - June 30, 2020 (millions USD) Operating profit $ 115 Adjusted (Non-GAAP) effective tax rate 26.0 % Income tax expense on operating profit $ 30 Adjusted operating profit after taxes $ 85 Total invested capital $ 1,677 Return on invested capital 5.1% 11 Amounts may not add due to rounding.

Non-GAAP Measures Trailing Four Quarter Effective Tax Rate (millions USD) Adjusted (Non-GAAP) provision for income taxes $ 16 Income before income taxes 63 Adjusted (Non-GAAP) effective income tax rate 26.0 % Calculation of Total Invested Capital (five quarter average) (millions USD) Long-term Current portion debt and of long-term Total finance debt and Short-term invested Equity leases finance leases borrowings capital June 30, 2020 $ 1,197 $ 325 $ 22 $ 245 $ 1,789 March 31, 2020 1,196 302 15 278 1,791 December 31, 2019 1,328 309 10 12 1,659 September 30, 2019 1,268 121 174 16 1,579 June 30, 2019 1,254 121 174 20 1,568 Five Quarter Average $ 1,249 $ 235 $ 79 $ 114 $ 1,677 12 Amounts may not add due to rounding.

Non-GAAP Measures Calculation of Trailing Four Quarter Income and Expense Inputs (millions USD) Income tax Operating (benefit) Adjusted (benefit) (Loss) income profit (loss) as provision as Income tax provision for before income Quarter-ended: reported reported overlay* income taxes taxes as reported June 30, 2020 $ 5 $ (1) $ — $ (1) $ (7) March 31, 2020 (6) (1) — (1) (12) December 31, 2019 64 (9) 19 10 44 September 30, 2019 53 8 — 8 37 Trailing four quarters $ 115 $ (2) $ 19 $ 16 $ 63 *The company recorded an income tax benefit of $19 as a result of the implementation of a business realignment strategy in Europe in the fourth quarter of 2019. 13 Amounts may not add due to rounding.

Risks It is possible that actual results may differ materially from projections or expectations due to a variety of factors, including, but not limited to: • the impact of the ongoing coronavirus (COVID-19) pandemic, or similar public health crises, on the company's financial condition, operations, distribution channels, customers and suppliers, as well as potentially exacerbating other factors discussed herein; • changes in the company’s customer or supplier relationships or distribution channels, due to the ongoing COVID-19 pandemic or otherwise, including the write-off of outstanding accounts receivable or loss of particular business for competitive, credit, liquidity, bankruptcy, restructuring or other reasons; • the company's ability to resume and maintain full operations at facilities that have been idled and restarted due to the COVID-19 pandemic, and the impact of other disruptions to the company's operations relating to the pandemic, including due to travel and other government-imposed restrictions; • the costs and timing of restructuring actions and impairments or other charges resulting from such actions, or disruptions or other adverse impacts of such actions, including restructuring and related actions in Europe. the U.S. and at the company's manufacturing facility in Mexico, after the company's purchase of the remaining noncontrolling interest in such facility in January, or from adverse industry, market or other developments, including the impact of the COVID-19 pandemic; • volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources; • the failure to achieve expected sales levels; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • the failure of the company’s suppliers to timely deliver products or services in accordance with contract specifications; • changes to tariffs or trade agreements, or the imposition of new or increased tariffs or trade restrictions, imposed on tires, raw materials or manufacturing equipment which the company uses, including changes related to tariffs on tires, raw materials and tire manufacturing equipment imported into the U.S. from China or other countries; • the impact of labor problems, including labor disruptions at the company, its joint ventures, or at one or more of its large customers or suppliers; • changes in economic and business conditions in the world, including changes related to the COVID-19 pandemic and to the United Kingdom’s withdrawal from the European Union; • the inability to obtain and maintain price increases to offset higher production, tariffs, raw material, energy or other costs; • a disruption in, or failure of, the company’s information technology systems, including those related to cybersecurity, could adversely affect the company’s business operations and financial performance; • increased competitive activity, including actions by larger competitors or lower-cost producers; • the failure to develop technologies, processes or products needed to support consumer or customer demand or changes in consumer or customer behavior, brand perceptions, and preferences, including changes in sales channels; • consolidation or other cooperation by and among the company’s competitors or customers; • inaccurate assumptions used in developing the company’s strategic plan or operating plans, or the inability or failure to successfully implement such plans or to realize the anticipated savings or benefits from strategic actions; • risks relating to investments and acquisitions, including the failure to successfully integrate them into operations or their related financings may impact liquidity and capital resources; • the ultimate outcome of litigation brought against the company, including product liability claims, which could result in commitment of significant resources and time to defend and possible material damages against the company or other unfavorable outcomes; • the failure to successfully ramp up production at the company's ACTR joint venture to produce TBR tires according to plans, and the ability to find and develop alternative sources for TBR products; • government regulatory and legislative initiatives including environmental, healthcare, privacy and tax matters; • changes in interest or foreign exchange rates or the benchmarks used for establishing the rates; • an adverse change in the company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; • failure to implement information technologies or related systems, including failure by the company to successfully implement ERP systems; • the risks associated with doing business outside of the U.S.; • technology advancements; • the inability to recover the costs to refresh existing products or develop and test new products or processes; • failure to attract or retain key personnel; • changes in pension expense and/or funding resulting from the company’s pension strategy, investment performance of the company’s pension plan assets and changes in discount rate or expected return on plan assets assumptions, changes to participant behavior, or changes to related accounting regulations; • changes in the company’s relationship with its joint venture partners or suppliers, including any changes with respect to its former PCT joint venture's production of TBR products; • tax-related issues, including the ability to support certain tax positions, the impact of tax reform legislation and the inability to utilize deferred tax assets; • a variety of factors, including market conditions, may affect the actual amount expended on stock repurchases; the company’s ability to consummate stock repurchases; changes in the company’s results of operations or financial conditions or strategic priorities may lead to a modification, suspension or cancellation of stock repurchases, which may occur at any time; and • the inability to adequately protect the company’s intellectual property rights. 14